STEIN ROE THEMATIC EQUITY FUNDS
                           GLOBAL THEMATIC EQUITY FUND
                          EUROPEAN THEMATIC EQUITY FUND

                        ANNUAL REPORT O OCTOBER 31, 2001

                                                                        Contents



From the President                                                  1
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Stein Roe Global Thematic Equity Fund
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      Performance Summary                                           2
      ---------------------------------------------------------------

      Portfolio Managers' Report                                    3
      ---------------------------------------------------------------

Stein Roe European Thematic Equity Fund
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      Performance Summary                                           8
      ---------------------------------------------------------------

      Portfolio Managers' Report                                    9
      ---------------------------------------------------------------

Theme Descriptions                                                 13
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Investment Portfolios                                              16
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Financial Statements                                               24
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Notes to Financial Statements                                      28
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Financial Highlights                                               36
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Report of Independent Accountants                                  38
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Unaudited Information                                              39
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                                  --------------------------------------
                                  |  Not FDIC  |      May Lose Value   |
                                  |  Insured   |    No Bank Guarantee  |
                                  --------------------------------------


For monthly performance updates on all Stein Roe funds, please visit steinroe.com. Must be preceded or accompanied by a prospectus.

                                                              From the President

                                                                               1


[photo of Keith T. Banks]

Dear Shareholder:

I wanted to take this opportunity to let you know that the sale of Liberty Financial's asset management companies to FleetBoston Financial was completed effective November 1, 2001.

     In light of this change and recent turmoil in the markets, I think it is important to assure you that only the ownership of Stein Roe has changed. Your fund will continue to be guided by the investment management team at Nordea, following the same investment principles which attracted you to the fund in the first place.

     Market performance in 2001 underscores the importance of staying focused on long-term investment goals. As the first fiscal year for the Stein Roe Thematic Equity Funds drew to a close, investors and non-investors alike were beginning to come to grips with the horrific events of September 11. The impact of these events, while felt most acutely by those whose lives were personally touched, sent shock waves through an already volatile global economy.

     During these difficult times, it is important to remember why you invested with us in the first place. Markets and economic cycles fluctuate. Diversification, a long-term perspective and a clear objective remain vital to investment success in good times and in bad.

     As always, we thank you for choosing the Stein Roe Thematic Equity Funds, and we look forward to serving your investment needs.

     Sincerely,

     /s/ Keith T. Banks

     Keith T. Banks
     President





--------------------------------------------------------------------------------
        Meet the new president
        -----------------------
          Effective November 1, 2001, Mr. Keith Banks has taken on the position of president of Stein Roe. Mr. Banks is currently chief investment officer and chief executive officer of Fleet Asset Management, a position he has held since 2000. Prior to joining Fleet, he was managing director and head of US equity for J.P. Morgan Investment Management from 1996 to 2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A chartered financial analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.
--------------------------------------------------------------------------------

Economic and market conditions change frequently. There is no assurance that trends described herein will continue or commence.

Performance Summary

2

STEIN ROE GLOBAL THEMATIC EQUITY FUND
-------------------------------------

Cumulative total return (%)
---------------------------
Period ended October 31, 2001
-----------------------------

                                                                    Life
-----------------------------------------------------------------------------
Stein Roe Global Thematic Equity Fund*                             -23.20
-----------------------------------------------------------------------------
MSCI World Index+                                                  -21.94
-----------------------------------------------------------------------------

*    The fund commenced operations on 1/2/01.
+    Index performance is from 12/31/00.


INVESTMENT COMPARISON

Value of a $10,000 Investment, January 2, 2001 to October 31, 2001

[line chart]

                  Stein Roe
                     Global
                   Thematic
                     Equity                MSCI World
               Fund: $7,680             Index: $7,806

1/2/01            10,000.00                 10,000.00
1/31/01           10,424.00                 10,193.00
2/28/01            9,555.68                  9,330.67
3/31/01            8,736.76                  8,716.71
4/30/01            9,467.15                  9,359.14
5/31/01            9,338.40                  9,237.47
6/30/01            9,042.37                  8,946.49
7/31/01            8,765.67                  8,826.60
8/31/01            8,301.97                  8,402.04
9/30/01            7,492.53                  7,660.14
10/31/00           7,680.00                  7,806.00

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on January 2, 2001 (December 31, 2000 for the index), and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International World (MSCI World) Index is an unmanaged group of securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities.

Portfolio Managers' Report

3

   FUND         COMMENTARY FROM LEON PEDERSEN, HEAD OF EQUITIES
COMMENTARY      AT NORDEA SECURITIES, INC., THE SUBADVISOR TO
                STEIN ROE GLOBAL THEMATIC EQUITY FUND


The first 10 months of 2001 were very difficult for equity markets throughout the world. World markets, as measured by the MSCI World Index, declined 21.94% for the ten-month period ended October 31, 2001. The Stein Roe Global Thematic Equity Fund trailed this benchmark slightly, returning negative 23.20% since its January 2, 2001 inception.


VOLATILITY DOMINATED WORLD MARKETS
----------------------------------

     The year was marked by significant volatility throughout world markets. In the US, equity markets dropped in the first quarter as concerns over a recession led to a flight to defensive issues. Prior to the events of September 11, there were some initial signs that the global economic slowdown might be coming to an end. However, this optimism crumbled as profit warnings, cost reductions, layoffs and a reluctance to make new investments emerged. When the markets re-opened after September 11, major indexes plunged, creating an environment of high uncertainty.

     Europe was hit hard this year as well, as optimism about the European economy and expectations of widespread political reform faded. Inflation trends were disappointing, and the European Central Bank (ECB) has struggled to find ways of addressing the weak economic growth and rising inflation. The ECB cut rates by 75 basis points, most of which came after the September 11 terrorist attacks. However, these rate cuts had very little impact, as they were expected and were therefore priced into the market before they actually occurred.


INVESTMENT OBJECTIVE AND STRATEGY:
----------------------------------
Stein Roe Global Thematic Equity Fund seeks long-term growth of capital by investing at least 65% of its assets in common stocks and other equity securities of US and foreign companies with market capitalizations generally greater than $2.5 billion.

FUND INCEPTION:
---------------
January 2, 2001

NET ASSETS:
-----------
$1.59 million

4


     In Japan, Prime Minister (PM) Mori resigned and Koizumi was elected. Markets responded with high hopes for his planned reforms. However, the Japanese economy seems to be in a dire state. With wages falling, continued deflation and relatively high unemployment, households have been saving rather than spending. As a result, export-oriented companies have been the only significant drivers of economic growth. Combined with the continuing slowdown of the global economy, this could cause another period of recession in Japan. Despite the new reformist government headed by PM Koizumi, Japan does not appear to be any closer to finding a solution to its structural problems.


THEMATIC STRATEGY REMAINED CONSISTENT
-------------------------------------
     Despite difficult and uncertain market conditions, our thematic investing strategy remained consistent. We strive to stay "ahead of the curve" by identifying structural changes which have the potential to reshape the global economy. The implications of these structural changes are the basis for defining "themes." We then make our investment selections by determining which companies we believe are best positioned to benefit from those themes.

     A brief description of each of our 13 themes begins on page 13. We have based our investments on these themes since the fund's inception in January 2001, and we have managed funds using the thematic strategy since 1992.





TOP 10 EQUITY HOLDINGS
----------------------
(% OF NET ASSETS)
-----------------
Microsoft                       4.4
Citigroup                       4.3
Pfizer                          4.0
General Electric                2.9
Tyco International              2.7
IBM                             2.7
Vodafone                        2.0
SBC Communications              1.9
Johnson & Johnson               1.9
Canon                           1.8

THEME PERFORMANCE VARIED
------------------------
     One of the best-performing themes for the period was Mastering Information. Within this theme, IBM (2.7% of net assets) staged strong performance as a result of better than expected earnings and an improved outlook for the future of the company. Additionally, Wal-Mart (1.7% of net assets) was a strong performer as the company proved its ability to optimize operations, even in difficult times.

     The theme Longer Life -- Better Life also exhibited strong performance. GlaxoSmithKline and Merck (0.9% and 1.6% of net assets, respectively) have performed well as relatively stable defensive companies within the pharmaceutical industry. Johnson & Johnson (1.9% of net assets) has been strong following the launch of coded stent, a product which is aimed at ensuring a less risky treatment of circulatory disturbances.

     On the negative side, Global Data Traffic was a poor performer, as equipment providers such as Cisco and Nokia (1.3% and 0.4% of net assets, respectively) were hit by sustained price pressure and postponed investments. Technology-related themes such as Convergence of Communication and Media and Business to Business also contributed negatively to performance, as a result of the significant technology slump during 2001.



EQUITY PORTFOLIO HIGHLIGHTS
---------------------------
                                          MSCI
                                          ----
                         PORTFOLIO     World Index
                         ---------     -----------

Number of holdings           88            1,298

Dollar weighted
   median market
   capitalization ($mil.)   61,861        39,588



INVESTING IN AN UNCERTAIN FUTURE
--------------------------------

     We believe equity markets will continue to be dominated by very high uncertainty. The sharp global economic slowdown, coupled with increased political uncertainty, has produced equity market conditions which are difficult to predict. Prior to September 11, equity markets had begun to be attractively valued, and there were signs that the

6


economic downturn in the US could turn around by year-end. The implications of the terrorist attacks on the US in the form of political uncertainty and negative economic growth may lead to a prolonged period of lower earnings expectations and price reductions to entice investors back into the market.

     We do not know the outcome of the military and political actions, nor the extent and duration of the economic slowdown. In our view, most of these risks could be reduced in the coming months, as year- end economic data is released and the extent and duration of the international conflict becomes clearer. This should lead to declining risk premiums on equities, which could benefit fund performance. Still, the downward revision of corporate sector earnings may have a negative effect on performance. We believe the fund's portfolio is positioned to take advantage of the opportunities that the high degree of uncertainty may provide.








COUNTRY ALLOCATION
------------------
% OF NET ASSETS
---------------



[bar chart]
                                           MSCI World
                           Portfolio            Index
United States                   59.1             52.9
United Kingdom                  14.3             10.5
Japan                            6.7             10.1
Italy                            4.0              2.1
Switzerland                      4.0              3.2
France                           2.8              5.1
Germany                          1.9              3.5
Sweden                           1.1              1.0
Other                            3.0              9.1

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Total return performance includes all changes in share price and reinvestment of income and capital gains distributions. Share price and investment returns will vary, so you may have a gain or loss when you sell your shares. Portfolio holdings are as of 10/31/01 and are subject to change. The Morgan Stanley Capital International World (MSCIWorld) Index is an unmanaged group of securities that differs from the composition of the fund; it is not available for direct investment.

An investment in the fund offers the potential for long-term growth, but also involves certain risks. Foreign investing, especially in countries with developing stock markets, can be extremely volatile. An investment in foreign stocks involves market, political, currency and accounting risks not associated with domestic securities.

Nordea's investment decisions are made by an investment team. No single individual at Nordea is primarily responsible for making investment decisions with respect to the fund.

Performance Summary

8



STEIN ROE EUROPEAN THEMATIC EQUITY FUND
---------------------------------------


Cumulative total return (%)
---------------------------
Period ended October 31, 2001
-----------------------------

                                                                    Life
----------------------------------------------------------------------------
Stein Roe European Thematic Equity Fund*                           -26.72
----------------------------------------------------------------------------
MSCI Europe Index+                                                 -24.91
----------------------------------------------------------------------------

*    The fund commenced operations on 1/2/01.
+    Index performance is from 12/31/00.


INVESTMENT COMPARISON

Value of a $10,000 Investment, January 2, 2001 to October 31, 2001

[line chart]
              Stein Roe
               European
               Thematic
                 Equity        MSCI Europe
           Fund: $7,328     Index: $7,509

 1/2/01       10,000.00         10,000.00
1/31/01       10,157.00         10,005.00
2/28/01        9,233.73          9,126.56
3/31/01        8,428.55          8,445.72
4/30/01        8,968.82          9,046.21
5/31/01        8,477.33          8,604.76
6/30/01        8,133.15          8,279.50
7/31/01        8,054.26          8,300.19
8/31/01        7,906.86          8,084.39
9/30/01        7,150.18          7,277.57
10/31/00       7,328.09          7,508.58


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on January 2, 2001 (December 31, 2000 for the index), and reinvestment of income and capital gains distributions. The Morgan Stanley Capital International Europe (MSCI Europe) Index is an unmanaged group of securities that differs from the composition of any Stein Roe fund; it is not available for direct investment. Foreign investing involves market, political, currency and accounting risks not associated with domestic securities.

                                                      Portfolio Managers' Report

                                                                               9



   FUND             COMMENTARY FROM LEON PEDERSEN, HEAD OF EQUITIES AT NORDEA
COMMENTARY          SECURITIES, INC., THE SUBADVISOR TO STEIN ROE EUROPEAN
                    THEMATIC EQUITY FUND


The year 2001 has been a very difficult one for equity markets throughout the world, and especially in Europe. European markets have declined 24.91% as measured by the MSCI Europe Index. The Stein Roe European Thematic Equity Fund trailed this benchmark slightly, returning negative 26.72% since its January 2, 2001 inception.


MARKETS IN TURMOIL
------------------
     European markets have been characterized by high volatility during 2001. Europe was hit hard this year, with past optimism about the European economy fading as expectations of widespread political reforms proved unjustified. Inflation trends have been disappointing, and the European Central Bank (ECB) has been caught in the dilemma of finding ways to address both the weak economic growth and rising inflation. Even after the ECB cut rates by 0.25% in late August and by 0.50% following the terrorist attacks on the US, European stocks lost ground. These rate cuts proved ineffective at stimulating stock prices, because they were expected and were therefore priced into the market before they actually occurred.




INVESTMENT OBJECTIVE AND STRATEGY:
----------------------------------
Stein Roe European Thematic Equity Fund seeks long-term growth of capital by investing at least 65% of its assets in common stocks and other equity securities of European companies of all sizes, including small and mid-sized companies.

FUND INCEPTION:
---------------
January 2, 2001

NET ASSETS:
-----------
$1.17 million

10



After the terrorist attacks on the US, European stocks fell to their lowest level since the Asian crisis in October 1998. Still, the market recovered some lost ground in late September as a result of certain factors. First, several European governments subsidized especially hard-hit sectors (including the aviation industry). Second, several hedge funds closed short positions. Third, fears of forced sales by pension funds waned, partly owing to a looser interpretation of the UK life insurance companies' statutory reserve requirements.

     With the sustained economic slowdown and companies' more pessimistic earnings expectations, investors preferred short-term earnings to long-term growth potential throughout the third quarter of 2001. The sector rotation towards less cyclical sectors reflected the fact that investors continued to look toward more conservative, shorter-term investments.


TOP 10 EQUITY HOLDINGS
----------------------
(% OF NET ASSETS)
-----------------
Vodafone Group                  6.1
TotalFinaElf SA                 4.9
Aventis                         4.8
UBS AG                          4.7
Lloyds TSB Group                4.7
Shell Transport & Trading       4.6
GlaxoSmithKline                 3.9
Fortis                          3.5
Nestle                          3.4
Compass Group PLC               2.6



THEMATIC STRATEGY REMAINED CONSISTENT
-------------------------------------

     Despite difficult and uncertain market conditions throughout Europe, our thematic investing strategy remains consistent. We strive to stay "ahead of the curve" by identifying structural changes which have the potential to reshape the global economy. The implications of these structural changes are the basis for defining "themes." We then make our investment selections by determining which companies we believe are best positioned to benefit from those themes.

     A brief description of each of our 13 themes begins on page 13. We have based our investments on these themes since the fund's inception in January 2001, and we have managed funds using the thematic strategy since 1992.

TECHNOLOGY-BASED THEMES PERFORM POORLY
--------------------------------------
     Technology-related themes such as Business to Business contributed negatively to performance, as a result of the significant technology slump during 2001. Global Data Traffic was also a poor performer, as equipment producers were hit by price declines and lower investments and operators were hurt by the global economic slowdown.

     On the positive side, the themes Longer Life -- Better Life and Branding & Promotion performed relatively well during the period. Holdings within these themes, including Cadbury Schweppes, Nestle and GlaxoSmithKline (1.8%, 3.4% and 3.9% of net assets, respectively) tended to be fairly defensive in nature, and thus benefited in a more conservative investment environment.


EQUITY PORTFOLIO HIGHLIGHTS
---------------------------
                                            MSCI
                                            ----
                           PORTFOLIO    EUROPE INDEX
                           ---------    ------------

Number of holdings            46            514

Dollar weighted
   median market
   capitalization ($mil.)    32,598        36,415



OUTLOOK UNCERTAIN FOR EUROPE
----------------------------

     We believe equity markets in Europe will continue to be dominated by very high uncertainty for the foreseeable future. Earnings for European companies will likely be affected by the continued global economic slowdown. The positive effect of the euro is not expected to materialize this year, and hence we foresee continued downward revisions of earnings forecasts. Structural problems in Europe (relating to the welfare system and rigid labor markets) have made it difficult for European companies to trim costs to the same extent as US companies. As a result, price competition could lead to even lower earnings margins in Europe.

12



     The current valuation of European equities appears to be cheap relative to the historical average. However, we expect that downward revisions of earnings forecasts may contribute to moderate price performance for the remainder of the year. Although it is impossible to know how these scenarios will play out, we believe the fund's portfolio is positioned to take advantage of the opportunities that the high degree of uncertainty may provide.


COUNTRY ALLOCATION
------------------
% OF NET ASSETS
---------------

[barchart]
                                         MSCI
                                       Europe
                     Portfolio          Index

United Kingdom            35.0          32.8
France                    13.1          15.8
Switzerland               13.0          10.0
Italy                     10.6           6.4
Germany                    8.8          10.9
Netherlands                7.0           7.8
Sweden                     3.9           3.1
Belgium                    3.5           1.4
Portugal                   1.8           0.0
Finland                    1.8           2.7
Other                      0.0           9.1


MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT STEINROE.COM FOR MONTHLY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Total return performance includes all changes in share price and reinvestment of income and capital gains distributions. Share price and investment returns will vary, so you may have a gain or loss when you sell your shares. Portfolio holdings are as of 10/31/01 and are subject to change. The Morgan Stanley Capital International Europe (MSCI Europe)Index is an unmanaged group of securities that differs from the composition of the fund; it is not available for direct investment.

An investment in the fund offers the potential for long-term growth, but also involves certain risks. Foreign investing can be extremely volatile. An investment in foreign stocks involves market, political, currency and accounting risks not associated with domestic securities. A portfolio of stocks from a limited geographic region, such as Europe, may be subject to additional risks and volatility.

Nordea's investment decisions are made by an investment team. No single individual at Nordea is primarily responsible for making investment decisions with respect to the fund.

                                                              Theme Descriptions

                                                                              13



    THEME               INVESTMENT THEMES USED IN THE
DESCRIPTIONS            STEIN ROE THEMATIC EQUITY FUNDS




Following is a brief description of the themes used by Nordea in making investment decisions for the Stein Roe Thematic Equity Funds. All 13 themes were used in both the Global Thematic Equity Fund and the European Thematic Equity Fund (as of October 31, 2001).

BRANDING & PROMOTION
--------------------
We believe that globalization and low inflation result in increased competition. Companies are urged to grow in volume by strengthening their brands. Brands create their power and value through perception of the product or by reinforcing the image of the parent company. Brands can influence customer preference, create a competitive advantage, create long-term growth and strengthen the bottom line. By showing relative strength through momentum, the brands can translate into market share gain or higher returns.

BUSINESS TO BUSINESS
--------------------
The largest potential for productivity improvements and transaction volume on the Internet may be in the B2B area. Companies are expected to aggressively accelerate their investments in back-end to front-end IT solutions supporting e-procurement and transactions. This development will be supported by the transition of Internet decisions in corporations from the project level to the core strategy level. The B2B theme is basically a transformation of the traditional supply chains in a broad range of industries into Internet-based market places.

CONVERGENCE OF COMMUNICATION AND MEDIA
--------------------------------------
We expect that digitalization of communication networks and content may lead to a whole new generation of applications combining content, communication and software into integrated products. We believe content will be of vital importance in driving traffic to the communication networks; at the same time the networks will be the distribution channels for media companies.

14



CROSS SELLING
-------------
As conventional value chains break down as a result of information technology and competitive pressure (outsourcing), the companies closest to the customers will likely expand their value creation through cross selling of products and services. We believe this process of value creation will happen at the expense of middlemen and wholesalers.


DEREGULATION
------------
Economic liberalization can accelerate the process of opening markets. By entering newly deregulated markets, both incumbent companies and new entrants can leverage the benefits of open access and the efficiency of free markets.


EDUCATION
---------
"Education" focuses on the increased importance of education and knowledge in the current socioeconomic environment, characterized by strong demand for higher education combined with stretched public systems unable to serve the large and varied demand. The target is youngsters and adults improving their skills.


ENVIRONMENT
-----------
This theme focuses on the unsustainable development that we see today. From a global perspective the environment has degraded during the past decade and significant environmental problems remain deeply embedded in the present way of living. As a result we anticipate a growing public awareness of environmental issues.


FULFILL YOUR DREAMS
-------------------
The overall wealth of today's society has been increasing rapidly and this has had a profound impact on consumer spending. In a world where money has become more available to society, the basic "needs" are met with a greater ease than in the past. As a result, we expect consumers to begin focusing on their "wants," enabling them to fulfill their dreams.

                                                              Theme Descriptions

                                                                              15



GLOBAL DATA TRAFFIC
-------------------
This theme focuses on the long-term expansion in digital electronic or optical transmissions. We expect these to increase in a non-linear fashion as a result of technological development in the fields of storage, processing, communications and technological infrastructure.


LONGER LIFE -- BETTER LIFE
--------------------------
Better work conditions, better food, medicine and health care solutions prolong life expectancy. Elderly people focus more on savings and add to their financial power to fulfill wishes for a better life in old age. We believe the aging of the Organization for Economic Cooperation and Deregulation (OECD) population is adding leverage to these factors.


MASTERING INFORMATION
---------------------
In the information age, knowledge--rather than physical assets or resources--has become the key to competitiveness. Information has become a commodity available to everyone on a "real-time basis." Companies value creation and we believe competitive advantages will increasingly depend on how well they manage information and knowledge combined with the information overload.


OUTSOURCING AND PRODUCTIVITY
----------------------------
We believe that globalization leads to increased competition. This means that companies should increasingly concentrate on core activities and, as a result, focus on enhancing productivity and outsourcing non-strategic tasks. As a consequence, a huge growth potential exists for vendors of these solutions.


SAVING FOR RETIREMENT
---------------------
The theme focuses on each individual's need to save for retirement independently of the government, as government's ability to support broad public interests has been decreasing. The argument applies especially in the case of Japan.

Stein Roe Global Thematic Equity Fund

16




INVESTMENT PORTFOLIO
--------------------
October 31, 2001


Common Stocks - 96.1%                                 Shares         Value
------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 20.2%
   Depository Institutions - 7.5%
   Bank of America Corp.....................            400     $   23,596
   ForeningsSparbanken AB...................            700          7,027
   Lloyds TSB Group PLC.....................          2,460         24,867
   UBS AG, Registered Shares................            600         27,900
   UniCredito Italiano S.p.A................          2,160          7,978
   Wells Fargo & Co.........................            700         27,650
                                                              ------------
                                                                   119,018
                                                              ------------
   Holding & Other Investment Offices - 1.0%
   Fortis (B)...............................            668         15,766
                                                              ------------

   Insurance Carriers - 9.2%
   Aleanza Assicurazioni....................          2,740         28,262
   American International Group, Inc........            240         18,864
   Citigroup, Inc...........................          1,500         68,280
   San Paolo - IMI S.p.A....................          1,020         10,723
   Skandia Forsakrings AB...................          1,670         10,027
   Swiss Re, Registered Shares (a)..........            100         10,286
                                                              ------------
                                                                   146,442
                                                              ------------
   Non-Depository Credit Institutions - 0.4%
   Promise Co., Ltd.........................            100          6,468
                                                              ------------

   Security Brokers & Dealers - 2.1%
   Merrill Lynch & Co., Inc.................            470         20,544
   Nomura Securities Co., Ltd...............          1,000         13,149
                                                              ------------
                                                                    33,693
                                                              ------------
MANUFACTURING - 42.5%
   Apparel - 0.9%
   Polo Ralph Lauren Corp. (a)..............            640         14,093
                                                              ------------

   Chemicals & Allied Products - 13.2%
   Abbott Laboratories......................            450         23,841
   Aventis SA...............................            300         22,093
   Ecolab, Inc..............................            380         13,368
   GlaxoSmithKline PLC......................            520         14,042
   Johnson & Johnson........................            520         30,113
   Merck & Co., Inc.........................            390         24,886
   Pfizer, Inc..............................          1,510         63,269
   Roche Holding AG.........................            150         10,401
   Teva Pharmaceuticals Industries Ltd., ADR            130          8,034
                                                              ------------
                                                                   210,047
                                                              ------------


See notes to investment portfolio.

Common Stocks (continued)                             Shares         Value
------------------------------------------------------------------------------
   Communications Equipment - 2.3%
   Altera Corp. (a).........................            630     $   12,726
   JDS Uniphase Corp. (a)...................            600          4,794
   Philips Electronics N.V..................            830         18,872
                                                              ------------
                                                                    36,392
                                                              ------------

   Electrical Industrial Equipment - 2.9%
   General Electric Co......................          1,260         45,877
                                                              ------------

   Electronic & Electrical Equipment - 1.2%
   ARM Holdings PLC.........................          2,000          9,868
   Siemens AG...............................            180          8,729
                                                              ------------
                                                                    18,597
                                                              ------------
   Fabricated Metal - 0.4%
   Kaneka Corp..............................          1,000          6,934
                                                              ------------

   Food & Kindred Products - 3.1%
   Cadbury Schweppes PLC....................          2,030         12,659
   Chubb PLC................................          4,060          8,284
   Nestle SA................................             70         14,529
   PepsiCo, Inc.............................            280         13,639
                                                              ------------
                                                                    49,111
                                                              ------------
   Machinery & Computer Equipment - 7.7%
   Applied Materials, Inc. (a)..............            610         20,807
   Bombardier, Inc., Class B................          1,260          8,169
   Canon, Inc...............................          1,000         29,075
   Cisco Systems, Inc. (a)..................          1,210         20,473
   International Business Machines Corp.....            400         43,228
   Invensys PLC.............................          1,700          1,558
                                                              ------------
                                                                   123,310
                                                              ------------
   Measuring & Analyzing Instruments - 0.8%
   Applera Corp. - Applied Biosytems Group (a)          250          7,295
   Hoya Corp................................            100          5,970
                                                              ------------
                                                                    13,265
                                                              ------------
   Miscellaneous Manufacturing - 2.7%
   Tyco International Ltd...................            880         43,243
                                                              ------------

   Petroleum Refining - 4.0%
   Exxon Mobil Corp.........................            440         17,358
   Shell Transport & Trading Co. PLC........          3,220         24,436
   TotalFinaElf  SA.........................            160         22,485
                                                              ------------
                                                                    64,279
                                                              ------------
   Primary Metal - 1.7%
   Alcoa, Inc...............................            820         26,461
                                                              ------------


See notes to investment portfolio.

18



Common Stocks (continued)                             Shares         Value
------------------------------------------------------------------------------
   Transportation Equipment - 1.6%
   Boeing Co................................             80      $   2,608
   Harley-Davidson, Inc.....................            500         22,630
                                                              ------------
                                                                    25,238
                                                              ------------
MINING & ENERGY - 1.9%
   Crude Petroleum & Natural Gas - 0.6%
   Petroleo Brasileiro SA, ADR..............            500         10,000
                                                              ------------

   Metal Mining - 0.7%
   Compass Group PLC........................          1,580         11,426
                                                              ------------

   Oil & Gas Field Services - 0.6%
   Schlumberger Ltd.........................            200          9,684
                                                              ------------

RETAIL TRADE - 4.5%
   Apparel & Accessory Stores - 1.5%
   FamilyMart Co., Ltd......................            300          6,150
   Gucci Group N.V..........................            200         17,071
                                                              ------------
                                                                    23,221
                                                              ------------
   Food Stores - 0.5%
   Numico N.V...............................            336          8,782
                                                              ------------

   General Merchandise Stores - 1.7%
   Wal-Mart Stores, Inc.....................            520         26,728
                                                              ------------

   Miscellaneous Retail - 0.8%
   CVS Corp.................................            510         12,189
                                                              ------------

SERVICES - 12.2%
   Business Services - 4.2%
   Cendant Corp. (a)........................            510          6,610
   KPMG Consulting, Inc. (a)................            455          5,606
   Legend Holdings Ltd......................         18,000          7,558
   Secom Co., Ltd...........................            500         26,013
   TMP Worldwide, Inc. (a)..................            300          8,955
   WPP Group PLC............................          1,280         11,539
                                                              ------------
                                                                    66,281
                                                              ------------
   Computer Related Services - 1.4%
   AOL Time Warner, Inc. (a)................            700         21,847
                                                              ------------

   Computer Software - 6.0%
   Electronic Arts, Inc. (a)................            300         15,438
   Microsoft Corp. (a)......................          1,200         69,780
   SAP AG...................................            100         10,270
                                                              ------------
                                                                    95,488
                                                              ------------

See notes to investment portfolio.

Common Stocks (continued)                             Shares         Value
------------------------------------------------------------------------------
   Educational Services - 0.6%
   Edison Schools, Inc. (a).................            550     $   10,368
                                                              ------------

TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY SERVICES - 14.4%
   Broadcasting - 0.9%
   Univision Communications, Inc., Class A (a)          560         14,000
                                                              ------------

   Communication Services - 1.6%
   China Telecom Ltd. (a)...................          3,000          9,114
   Telecom Italia S.p.A.....................          2,000         16,702
                                                              ------------
                                                                    25,816
                                                              ------------
   Communications - 0.5%
   Accenture Ltd. (a).......................            500          8,785
                                                              ------------

   Electric Services - 1.8%
   National Grid Group PLC..................          2,870         20,267
   Niagara Mohawk Holdings, Inc. (a)........            490          8,781
                                                              ------------
                                                                    29,048
                                                              ------------
   Gas Services - 1.5%
   Centrica PLC.............................          3,770         11,937
   Enron Corp. (c)..........................            920         12,788
                                                              ------------
                                                                    24,725
                                                              ------------
   Radiotelephone Communications - 0.8%
   NTT Mobile Communication Network, Inc....              1         13,558
                                                              ------------

   Telecommunications - 2.0%
   Vodafone Group PLC.......................         13,870         32,395
                                                              ------------

   Telephone Comm Ex Radiotele - 4.0%
   AT&T Corp................................          1,100         16,775
   AT&T Wireless Services, Inc. (a).........            689          9,949
   Nokia Oyj................................            320          6,564
   SBC Communications, Inc., Class A........            800         30,488
                                                              ------------
                                                                    63,776
                                                              ------------
   Water Transportation - 1.3%
   Carnival Corp............................            920         20,038
                                                              ------------

WHOLESALE TRADE - 0.4%
   Durable Goods - 0.4%
   Grainger (W.W.), Inc.....................            130          5,629
                                                              ------------

TOTAL COMMON STOCKS
   (cost of $1,840,088).....................                     1,532,018
                                                              ------------
See notes to investment portfolio.

20



Preferred Stock - 0.7                                 Shares         Value
------------------------------------------------------------------------------
MANUFACTURING - 0.7%
   Measuring & Analyzing Instruments - 0.7%
   Fresenius AG (cost of $15,957)...........            140     $   11,288
                                                              ------------

TOTAL INVESTMENTS - 96.8%
   (cost of $1,856,045) (b).................                     1,543,306
                                                              ------------

Other Asset & Liabilities, Net - 3.2%.......                        50,482
                                                              ------------

Net Assets - 100.0%.........................                    $1,593,788
                                                              ============


NOTES TO INVESTMENT PORTFOLIO:
------------------------------------------------------------------------------
(a)  Non-income producing.
(b)  Cost for federal income tax purposes is $1,856,566.
(c) As of October 31, 2001, the Fund held shares of Enron Corp., representing 0.8% of net assets. Enron Corp. filed for bankruptcy protection under Chapter 11 on December 2, 2001.

Summary of
Securities
by Country         Country           Value            % of Total
---------------    -------       ------------         ----------
United States        US           $  942,115             61.0%
United Kingdom       UK              228,005             14.8
Japan                JP              107,317              7.0
Italy                IL               63,665              4.1
Switzerland          SZ               63,117              4.1
France               FR               44,578              2.9
Germany              GR               30,284              2.0
Sweden               SW               17,054              1.1
Hong Kong            HK               16,672              1.1
Belgium              BG               15,766              1.0
Canada               CD                8,169              0.5
Finland              FN                6,564              0.4
                               -------------           -------
                                 $ 1,543,306            100.0%
                               =============           =======



          Acronym               Name
       ------------        --------------
            ADR      American Depositary Receipt





See notes to financial statements.

                                         Stein Roe European Thematic Equity Fund

                                                                              21



INVESTMENT PORTFOLIO
October 31, 2001


Common Stocks - 95.1%                                 Shares         Value
------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 27.7%
   Depository Institutions - 12.0%
   ForeningsSparbanken AB...................          1,850     $   18,571
   Lloyds TSB Group PLC.....................          5,420         54,789
   UBS AG, Registered Shares................          1,180         54,871
   UniCredito Italiano S.p.A................          3,540         13,075
                                                              ------------
                                                                   141,306
                                                              ------------
   Holding & Other Investment Offices - 4.6%
   Aachener & Muenchener Beteiligungs AG....            120         12,918
   Fortis (B)...............................          1,760         41,540
                                                              ------------
                                                                    54,458
                                                              ------------
   Holding Companies - 1.7%
   Cie Financiere Richemont AG, Class A.....             10         19,898
                                                              ------------

   Insurance Carriers - 9.4%
   Alleanza Assicurazioni...................          1,910         19,701
   Banco Commercial Portuguese SA...........          5,259         20,845
   San Paolo - IMI S.p.A....................          2,380         25,021
   Skandia Forsakrings AB...................          4,520         27,139
   Swiss Re, Registered Shares (a)..........            170         17,486
                                                              ------------
                                                                   110,192
                                                              ------------
MANUFACTURING - 39.2%
   Chemicals & Allied Products - 10.5%
   Aventis SA...............................            760         55,970
   GlaxoSmithKline PLC......................          1,680         45,365
   Roche Holding AG.........................            310         21,495
                                                              ------------
                                                                   122,830
                                                              ------------
   Communications Equipment - 2.5%
   Philips Electronics N.V..................          1,280         29,104
                                                              ------------

   Electronic & Electrical Equipment - 2.6%
   ARM Holdings PLC (a).....................          3,000         14,802
   Siemens AG...............................            330         16,003
                                                              ------------
                                                                    30,805
                                                              ------------
   Fabricated Metal - 1.3%
   CNP Assurances...........................            480         14,875
                                                              ------------

   Food & Kindred Products - 6.9%
   AXA Colonia Konzern AG (a)...............            200         12,792
   Cadbury Schweppes PLC....................          3,330         20,765
   Chubb PLC................................          4,180          8,529
   Nestle SA................................            190         39,436
                                                              ------------
                                                                    81,522
                                                              ------------

See notes to investment portfolio.

22



Common Stocks (continued)                             Shares         Value
------------------------------------------------------------------------------
   Machinery & Computer Equipment - 0.6%
   Invensys PLC.............................          7,360      $   6,747
                                                              ------------

   Measuring & Analyzing Instruments - 0.7%
   Essilor International SA.................            300          8,402
                                                              ------------

   Paper Products - 2.1%
   TNT Post Group N.V.......................          1,250         24,458
                                                              ------------

   Petroleum Refining - 11.4%
   ENI S.p.A................................          1,815         22,760
   Shell Transport & Trading Co. PLC........          7,080         53,729
   TotalFinaElf SA..........................            410         57,618
                                                              ------------
                                                                   134,107
                                                              ------------
   Stone, Clay, Glass & Concrete - 0.6%
   Compagnie de Saint Gobain................             50          6,959
                                                              ------------

MINING & ENERGY - 3.8%
   Metal Mining - 2.6%
   Compass Group PLC........................          4,230         30,589
                                                              ------------

   Oil & Gas Field Services - 1.2%
   Saipem S.p.A.............................          2,780         13,749
                                                              ------------

RETAIL TRADE - 1.2%
   Food Stores - 1.2%
   Numico N.V...............................            519         13,559
                                                              ------------

SERVICES - 6.1%
   Business Services - 2.2%
   WPP Group PLC............................          2,920         26,324
                                                              ------------

   Computer Related Services - 0.8%
   Cap Gemini SA............................            170          9,572
                                                              ------------

   Computer Software - 3.1%
   ASM Lithography Holding N.V. (a).........          1,075         15,495
   SAP AG...................................            210         21,566
                                                              ------------
                                                                    37,061
                                                              ------------
TRANSPORTATION, COMMUNICATIONS,
ELECTRIC, GAS & SANITARY SERVICES - 16.0%
   Communication Services - 2.6%
   Telecom Italia S.p.A.....................          3,620         30,230
                                                              ------------

   Electric Services - 2.4%
   National Grid Group PLC..................          4,030         28,458
                                                              ------------

   Gas Services - 1.7%
   Centrica PLC.............................          6,500         20,582
                                                              ------------

See notes to investment portfolio.

Common Stocks (continued)                             Shares         Value
------------------------------------------------------------------------------
   Telecommunications - 6.1%
   Vodafone Group PLC.......................         30,490     $   71,212
                                                              ------------

   Telephone Communications - 1.8%
   Nokia Oyj................................          1,010         20,718
                                                              ------------

   Water Transportation - 1.4%
   P & O Princess Cruises PLC...............          4,700         16,740
                                                              ------------

WHOLESALE TRADE - 1.1%
   Non-Durable Goods - 1.1%
   Shire Pharmaceuticals Group PLC..........            850         12,512
                                                              ------------

TOTAL COMMON STOCKS
   (cost of $1,398,887).....................                     1,116,969
                                                              ------------

Preferred Stocks- 3.3%
------------------------------------------------------------------------------
MANUFACTURING - 3.3%
   Automobiles - 1.2%
   Volkswagen AG............................            570         14,583
                                                              ------------

   Measuring & Analyzing Instruments - 2.1%
   Fresenius AG.............................            310         24,994
                                                              ------------

TOTAL PREFERRED STOCKS
   (cost of $46,826)........................                        39,577
                                                              ------------

TOTAL INVESTMENTS - 98.4%
   (cost of $1,445,713) (b).................                     1,156,546
                                                              ------------

Other Assets & Liabilities, Net 1.6%........                        18,375
                                                              ------------

Net Assets - 100.0%.........................                    $1,174,921
                                                              ============

NOTES TO INVESTMENT PORTFOLIO:
------------------------------------------------------------------------------
(a)  Non-income producing
(b)  Cost for federal income tax purposes is $1,485,912.

Summary of
Securities
by Country         Country           Value            % of Total
---------------    -------       ------------         ----------
United Kingdom       UK          $   411,143             35.5%
France               FR              153,396             13.3
Switzerland          SZ              153,186             13.2
Italy                IL              124,536             10.8
Germany              GR              102,856              8.9
Netherlands          NT               82,616              7.1
Sweden               SW               45,710              4.0
Belgium              BG               41,540              3.6
Portugal             PG               20,846              1.8
Finland              FN               20,717              1.8
                               -------------           -------
                                $  1,156,546            100.0%
                               =============           =======




See notes to financial statements.

Financial Statements

24



STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------
October 31, 2001

                                                  STEIN ROE      STEIN ROE
                                                     GLOBAL       EUROPEAN
                                                   THEMATIC       THEMATIC
                                                EQUITY FUND    EQUITY FUND
                                               ------------   ------------
ASSETS:
-------
Investments, at cost.......................      $1,856,045     $1,445,713
                                               ------------   ------------
Investments, at value......................      $1,543,306     $1,156,546
Cash.......................................          37,901         63,909
Foreign currency, at value (cost of
   $61,147 and $40,363, respectively)......          61,004         40,182
Receivable for:
   Dividends...............................           1,800          4,448
   Expense reimbursement due from Advisor..           1,274             --
                                               ------------   ------------
       Total Assets........................       1,645,285      1,265,085
                                               ------------   ------------

LIABILITIES:
------------
Payable for:
   Investments purchased...................          33,497         68,015
   Expense reimbursement due to Advisor....              --          9,967
   Management fee..........................           1,147          2,103
   Administration fee......................             202            372
   Bookkeeping fee.........................             833            833
   Transfer agent fee......................             238            135
   Audit fee...............................           6,600          6,600
   Reports to Shareholders.................           7,951          2,054
   Trustees' fee...........................              10             --
Other liabilities..........................           1,019             85
                                               ------------   ------------
   Total Liabilities.......................          51,497         90,164
                                               ------------   ------------
Net Assets.................................      $1,593,788     $1,174,921
                                               ============   ============

COMPOSITION OF NET ASSETS:
--------------------------
Paid-in capital............................      $1,977,274     $1,579,552
Undistributed net investment income
   (accumulated net investment loss).......            (176)           849
Accumulated net realized loss..............         (70,476)      (116,493)
Net unrealized appreciation (depreciation) on:
   Investments.............................        (312,739)      (289,167)
   Foreign currency translations...........             (95)           180
                                               ------------   ------------
Net Assets.................................      $1,593,788     $1,174,921
                                               ============   ============

Shares Outstanding.........................         204,943        157,483
                                               ============   ============
Net Asset Value, Offering and Redemption
   Price Per Share.........................      $     7.78     $     7.46
                                               ============   ============




See notes to financial statements.

STATEMENTS OF OPERATIONS
------------------------
For the Period Ended October 31, 2001 (a)

                                                  STEIN ROE      STEIN ROE
                                                    GLOBAL        EUROPEAN
                                                   THEMATIC      THEMATIC
                                                EQUITY FUND    EQUITY FUND
                                               ------------   ------------
INVESTMENT INCOME:
------------------
Dividends (net of foreign taxes withheld
   of $1,164 and $3,169, respectively).....      $   15,616     $   25,681
                                               ------------   ------------

EXPENSES:
---------
Management fee.............................          11,033          9,455
Administration fee.........................           1,947          1,668
Bookkeeping fee............................          15,833         15,833
Transfer agent fee.........................           2,384          2,120
Trustees' fee..............................           3,036          3,005
Custodian fee..............................           6,482          7,702
Audit fee..................................           6,970          6,990
Registration fee...........................          26,435         26,435
Reports to shareholders....................          16,837          5,340
Other expenses.............................           3,979          4,136
                                               ------------   ------------
   Total Expenses..........................          94,936         82,684
Fees and expenses waived or reimbursed by
 Advisor...................................         (71,700)       (61,789)
Custodian earnings credit..................          (2,700)        (3,099)
                                               ------------   ------------
   Net Expenses............................          20,536         17,796
                                               ------------   ------------
Net Investment Income (Loss)...............          (4,920)         7,885
                                               ------------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------
ON INVESTMENTS AND FOREIGN CURRENCY:
------------------------------------
Net realized loss on:
   Investments.............................         (70,475)      (116,493)
   Foreign currency transactions...........          (4,728)        (7,042)
                                               ------------   ------------
     Net realized loss.....................         (75,203)      (123,535)
                                               ------------   ------------
Net change in unrealized
 appreciation/depreciation on:
   Investments.............................        (312,739)      (289,167)
   Foreign currency translations...........             (95)           180
                                               ------------   ------------
        Net change in unrealized
          appreciation/depreciation........        (312,834)      (288,987)
                                               ------------   ------------
Net Loss...................................        (388,037)      (412,522)
                                               ------------   ------------

Decrease in Net Assets from Operations.....      $ (392,957)    $ (404,637)
                                               ============   ============

(a)  The Funds commenced investment operations on January 2, 2001.







See notes to financial statements.

26



STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
STEIN ROE GLOBAL THEMATIC EQUITY FUND
-------------------------------------

                                                                PERIOD
                                                                 ENDED
                                                              OCTOBER 31,
                                                               2001 (A)
                                                           ---------------
INCREASE (DECREASE) IN NET ASSETS:
----------------------------------
OPERATIONS:
-----------
Net investment loss........................................     $   (4,920)
Net realized loss on investments and foreign currency
   transactions............................................        (75,203)
Net change in unrealized appreciation/depreciation on
   investments and foreign currency translations...........       (312,834)
                                                              ------------
Net Decrease from Operations...............................       (392,957)
                                                              ------------

SHARE TRANSACTIONS:
-------------------
   Subscriptions...........................................      1,988,113
   Redemptions.............................................         (1,368)
                                                              ------------
        Net Increase.......................................      1,986,745
                                                              ------------

Total Increase in Net Assets...............................      1,593,788

NET ASSETS:
-----------
Beginning of period........................................             --
                                                              ------------
End of period (including accumulated net investment loss
   of $176)................................................     $1,593,788
                                                              ============

CHANGES IN SHARES:
------------------
   Subscriptions...........................................        205,106
   Redemptions.............................................           (163)
                                                              ------------
        Net Increase.......................................        204,943
                                                              ------------


(a)  The Fund commenced investment operations of January 2, 2001.



 See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
STEIN ROE EUROPEAN THEMATIC
---------------------------
EQUITY FUND
-----------
                                                                PERIOD
                                                                 ENDED
                                                              OCTOBER 31,
                                                               2001 (A)
                                                           ---------------
INCREASE (DECREASE) IN NET ASSETS:
----------------------------------
OPERATIONS:
-----------
Net investment income......................................     $    7,885
Net realized loss on investments and foreign currency
   transactions............................................       (123,535)
Net change in unrealized appreciation/depreciation on
   investments and foreign currency translations...........       (288,987)
                                                              ------------
Net Decrease from Operations...............................       (404,637)
                                                              ------------

SHARES TRANSACTION:
-------------------
   Subscriptions...........................................      2,863,207
   Redemptions.............................................     (1,283,649)
                                                              ------------
        Net Increase.......................................      1,579,558
                                                              ------------

Total Increase in Net Assets...............................      1,174,921

NET ASSETS:
-----------
Beginning of period........................................             --
                                                              ------------
End of period (including undistributed net investment
   income of $849).........................................     $1,174,921
                                                              ============

CHANGE IN SHARES:
-----------------
   Subscriptions...........................................        318,744
   Redemptions.............................................       (161,261)
                                                              ------------
        Net Increase.......................................        157,483
                                                              ------------


(a)  The Fund commenced investment operations on January 2, 2001.



See notes to financial statements.

Notes to Financial Statements

28



NOTES TO FINANCIAL STATEMENTS
-----------------------------
October 31, 2001




NOTE 1. ACCOUNTING POLICIES
---------------------------

ORGANIZATION:

     Stein Roe Global Thematic Equity Fund ("Global Thematic Equity Fund") and Stein Roe European Thematic Equity Fund ("European Thematic Equity Fund") (collectively, the "Funds") are separate series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Funds may issue an unlimited number of shares. Each Fund's investment objective is to seek long-term growth of capital.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses for the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

SECURITY VALUATION AND TRANSACTIONS:

     Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

     Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.
     Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

     The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

     Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

     Security transactions are accounted for on the date the securities are purchased, sold or mature.

     Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

FEDERAL INCOME TAXES:

     Consistent with the Funds' policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

     At October 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                                             Expiring in 2009
--------------------------------------------------------------------------------
Global Thematic Equity Fund                       $69,954
European Thematic Equity Fund                      76,294

     Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

     To the extent capital loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

DISTRIBUTIONS TO SHAREHOLDERS:

     Distributions to shareholders are recorded on the ex-date.

     The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

30



The following reclassifications have been made to the financial statements.

                              Increase (Decrease)
--------------------------------------------------------------------------------
                                       Undistributed Net
                                       Investment Income      Accumulated
                       Paid-in         (Accumulated Net       Net Realized
Name of Fund            Capital        Investment Loss)           Loss
--------------------------------------------------------------------------------
Global Thematic
  Equity Fund           $(9,471)            $ 4,744              $4,727

European Thematic
  Equity Fund                (6)             (7,036)              7,042


     These reclassifications are primarily due to a net operating loss and foreign currency transactions. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

FOREIGN CURRENCY TRANSACTIONS:

     Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

     The Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS:

     The Funds may enter into forward currency exchange contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the purchases and sales of securities. The Funds may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period

31

between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contract is closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Funds' securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:

     Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.


NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
------------------------------------------------

MANAGEMENT FEE:

     Stein Roe & Farnham Incorporated (the "Advisor"), an affiliate of Liberty Financial Companies, Inc. ("Liberty Financial"), is the investment advisor and receives a monthly fee equal to 0.85% annually of each Fund's average net assets. Nordea Securities, Inc., which does business in the U.S. as Nordea Investment Management ("Nordea"), has been retained by the Advisor as a sub-advisor to manage the day-to-day investment operations of the Funds. The Advisor, out of the advisory fee it receives, pays Nordea a monthly sub-advisory fee equal to 0.60% annually of the average daily net assets of each Fund.

32



     On November 1, 2001, Liberty Financial, an affiliate of the Advisor, completed the sale of its asset management business, including each of the Liberty Financial affiliates, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Funds to Fleet. Liberty Financial had obtained approval of a new investment advisory contract by the Funds' Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

ADMINISTRATION FEE:

     The Advisor also provides accounting and other services for a monthly fee equal to 0.15% annually of each Fund's average net assets.

BOOKKEEPING FEE:

     The Advisor is responsible for providing pricing and bookkeeping services to the Funds under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). Effective February 1, 2001, the Advisor pays fees to State Street under the Outsourcing Agreement.

     During the period January 2, 2001 to June 30, 2001, the Advisor provided bookkeeping and pricing services to each Fund for a monthly fee equal to $25,000 annually plus 0.0025% annually of each Fund's average net assets over $50 million. Effective July 1, 2001, under its pricing and bookkeeping agreement with each Fund, the Advisor receives from each Fund an annual flat fee of $10,000, paid monthly, and in any month that a Fund's average net assets are more than $50 million, a monthly fee equal to the average net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE:

     Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of each Fund's average net assets plus charges based on the number of shareholder accounts and transactions plus reimbursement for certain out-of-pocket expenses.

     Prior to July 1, 2001, the Transfer Agent received a monthly fee of 0.22% annually of each Fund's average net assets plus reimbursement for certain out-of-pocket expenses.

EXPENSE LIMITS:

     The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.60% annually of each Fund's average daily net assets.

OTHER:

     The Funds pay no compensation to their officers, all of whom are employees of the Advisor or its affiliates.


NOTE 3. PORTFOLIO INFORMATION
-----------------------------

INVESTMENT ACTIVITY:

     During the period ended October 31, 2001, purchases and sales of investments, other than short-term obligations, were as follows:

                                           Purchases            Sales
--------------------------------------------------------------------------------
Global Thematic Equity Fund               $2,145,557          $219,203
European Thematic Equity Fund              1,974,517           412,093

34



     Unrealized appreciation (depreciation) at October 31, 2001 based on cost of investments for federal income tax purposes was:

                         Gross               Gross                 Net
                      Unrealized          Unrealized           Unrealized
                     Appreciation        Depreciation         Depreciation
--------------------------------------------------------------------------------
Global Thematic
  Equity Fund           $56,512           $(369,772)           $(313,260)

European Thematic
  Equity Fund            4,281             (333,647)            (329,366)

OTHER:

     There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

     Each Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT
----------------------

     The Trust participates in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trust to borrow from the custodian at any time upon notice from the Trust. The uncommitted line of credit permits the Trust to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trust for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the Trust and, ultimately, the Funds based on its borrowings. In addition, a commitment fee of 0.10% per annum on each Fund's unused commitment shall be paid quarterly by the Fund based on the relative asset size of each Fund to the Trust as a whole. The commitment fee is included in "Other" expenses on the Statements of Operations. For the period ended October 31, 2001, the Trust had no borrowings under the agreement.

Financial Highlights

36



STEIN ROE GLOBAL THEMATIC EQUITY FUND
-------------------------------------
Selected data for a share outstanding throughout the period is as follows:

                                                               PERIOD ENDED
                                                                OCTOBER 31,
                                                                   2001 (A)
                                                         ------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................           $  10.13
------------------------------------                             ----------
INCOME FROM INVESTMENT OPERATIONS:
----------------------------------
Net investment loss (b).................................              (0.03)
Net realized and unrealized loss on investments and
   foreign currency.....................................              (2.32)
                                                                 ----------
   Total Income from Investment Operations..............              (2.35)
                                                                 ----------
NET ASSET VALUE, END OF PERIOD..........................           $   7.78
------------------------------                                   ==========

Total return (c)(f).....................................           (23.20)%
                                                                 ----------

Ratios to Average Net Assets:
Expenses (d)(e).........................................              1.60%
Net investment loss (d)(e)..............................            (0.40)%
Fees and expenses waived or borne by the Advisor (d)....              5.54%
Portfolio turnover (c)..................................                15%
Net assets, end of period (000).........................           $  1,594

(a)  The Fund commenced operations on January 2, 2001.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Not annualized.
(d)  Annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

STEIN ROE EUROPEAN THEMATIC EQUITY FUND
---------------------------------------
Selected data for a share outstanding throughout the period is as follows:

                                                               PERIOD ENDED
                                                                OCTOBER 31,
                                                                   2001 (A)
                                                         ------------------
NET ASSET VALUE, BEGINNING OF PERIOD....................           $  10.18
------------------------------------                             ----------
INCOME FROM INVESTMENT OPERATIONS:
----------------------------------
Net investment income (b)...............................               0.05
Net realized and unrealized loss on investments and
   foreign currency.....................................              (2.77)
                                                                 ----------
   Total Income from Investment Operations..............              (2.72)
                                                                 ----------
NET ASSET VALUE, END OF PERIOD..........................           $   7.46
------------------------------                                   ==========

Total return (c)(f).....................................           (26.72)%
                                                                 ----------

RATIOS TO AVERAGE NET ASSETS:
-----------------------------
Expenses (d)(e).........................................              1.60%
Net investment income (d)(e)............................              0.71%
Fees and expenses waived or borne by the Advisor (d)....              5.57%
Portfolio turnover (c)..................................                33%
Net assets, end of period (000).........................           $  1,175

(a)  The Fund commenced operations on January 2, 2001.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Not annualized.
(d)  Annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(f) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

Report of Independent Accountants

38


REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

     To the Shareholders and Board of Trustees of Liberty-Stein Roe Funds Investment Trust:

     Stein Roe Global Thematic Equity Fund
     Stein Roe European Thematic Equity Fund

     We have audited the accompanying statements of assets and liabilities including the Investment Portfolios of Stein Roe Global Thematic Equity Fund and Stein Roe European Thematic Equity Fund (two of the series constituting Liberty-Stein Roe Funds Investment Trust (the "Trust") as of October 31, 2001, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period from January 2, 2001 (commencement of operations) to October 31, 2001. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned series of Liberty-Stein Roe Funds Investment Trust, as of October 31, 2001, the results of their operations, the changes in their net assets and their financial highlights for the period indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                          /s/ Ernst & Young LLP


Boston, Massachusetts
December 12, 2001

                                                           Unaudited Information

                                                                              39



UNAUDITED INFORMATION
---------------------

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

     On September 26, 2001, a Special Meeting of Shareholders of the Funds was held to conduct a vote for and against the approval of the Items listed on the Trust's Proxy Statement for said meeting. On July 16, 2001, the record date for the Meeting, the Stein Roe Global Thematic Equity Fund and Stein Roe European Thematic Equity Fund had shares outstanding representing $1,600,645 and $1,252,931 of each Fund's net asset value (NAV), respectively. The votes cast were as follows:

STEIN ROE GLOBAL THEMATIC EQUITY FUND:
                                                 % OF NAV        % OF NAV
                                                 TO TOTAL        TO TOTAL
PROPOSAL OF NEW INVESTMENT                      OUTSTANDING         NAV
ADVISORY AGREEMENT:                 NAV             NAV            VOTED
-------------------                 ---             ---           ------
For                             $1,552,319        96.98%          100.00%
Against                             --              --              --
Abstain                             --              --              --

                                                 % OF NAV        % OF NAV
                                                 TO TOTAL        TO TOTAL
PROPOSAL OF NEW INVESTMENT                      OUTSTANDING         NAV
SUB-ADVISORY AGREEMENT:             NAV             NAV            VOTED
-------------------                 ---             ---           ------
For                             $1,552,319        96.98%          100.00%
Against                             --              --              --
Abstain                             --              --              --


STEIN ROE EUROPEAN THEMATIC EQUITY FUND:
                                                 % OF NAV        % OF NAV
                                                 TO TOTAL        TO TOTAL
PROPOSAL OF NEW INVESTMENT                      OUTSTANDING         NAV
ADVISORY AGREEMENT:                 NAV             NAV            VOTED
-------------------                 ---             ---           ------
For                             $1,223,179        97.63%          100.00%
Against                             --              --              --
Abstain                             --              --              --

                                                 % OF NAV        % OF NAV
                                                 TO TOTAL        TO TOTAL
PROPOSAL OF NEW INVESTMENT                      OUTSTANDING         NAV
SUB-ADVISORY AGREEMENT:             NAV             NAV            VOTED
-------------------                 ---             ---           ------
For                             $1,223,179        97.63%          100.00%
Against                             --              --              --
Abstain                             --              --              --

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                                   STEIN ROE
                                  MUTUAL FUNDS

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                              Boston, MA 02111-2621
                                  800-338-2550



                                                        STF-02/873H-1001 (12/01)
                                                                         01/2337